SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 25, 2019

United Bankshares, Inc.

(Exact name of registrant as specified in its charter)

West Virginia	No. 002-86947	55-0641179
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 United Center

500 Virginia Street, East

Charleston, West Virginia 25301

(Address of Principal Executive Offices)

(304) 424-8800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02. Results of Operations and Financial Condition

On April 25, 2019, United Bankshares, Inc. (“United”) announced its financial results for the first quarter of 2019. A copy of the press release is attached as Exhibit 99.1 to this report. The press release is being furnished under Item 2.02 of this Form 8-K.

Item 9.01. Financial Statements and Exhibits

(c) The following exhibits are being furnished herewith:

99.1	Press Release, dated April 25, 2019, issued by United Bankshares, Inc.

99.2	Slide presentation of financial information for the first quarter of 2019

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UNITED BANKSHARES, INC.

Date: April 25, 2019	By:	/s/ W. Mark Tatterson
W. Mark Tatterson, Executive Vice President and Chief Financial Officer